.	Summary Prospectus May 1, 2024

Allspring VT Index Asset Allocation Fund

Class 2	Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at allspringglobal.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to fundliterature@allspring-global.com. The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated May 1, 2024, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect any fees or other expenses imposed in connection with variable life insurance policies (“VLI Policies”) or variable annuity contracts (“VA Contracts”). If they were reflected, the overall expenses would be higher than those shown.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fees	0.60%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.15%
Fee Waivers	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	1.00%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through April 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. The Manager and/or its affiliates may also voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. The example does not reflect any fees or other expenses imposed in connection with VLI Policies or VA Contracts and the amounts shown would be higher if such fees and expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$102
3 Years	$350
5 Years	$618
10 Years	$1,384

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in equity and fixed income securities with an emphasis on equity securities. Under normal circumstances, we invest at least 80% of the Fund’s net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Bloomberg U.S. Treasury Index. We seek to achieve the Fund’s investment objective by allocating at least 45% and up to 75% of its assets in equity securities and at least 25% and up to 55% of its assets in fixed income securities.

The Fund’s “neutral” target allocation is as follows:

■	60% of the Fund’s total assets in equity securities; and

■	40% of the Fund’s total assets in fixed income securities.

The Fund does not select individual securities for investment; rather, it buys substantially all of the securities of various indexes to replicate such indices. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury notes and bonds to replicate the Bloomberg U.S. Treasury Index. We seek to maintain 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions.

We employ both quantitative analysis and qualitative judgments in making tactical allocations among stocks and bonds. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and technical market factors. We use futures contracts to implement changes to target allocations and to make adjustments to the duration of the Fund’s fixed income portion.

The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund’s target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Index Tracking Risk. A Fund may not achieve exact correlation between the performance of the Fund and the index it tracks due to factors such as transaction costs, shareholder purchases and redemptions and the timing of changes in the composition of the index. The Fund may invest in only a representative sample of the securities that comprise the index and may hold securities not included in the index, subjecting the Fund to increased tracking risk. Maintaining investments in securities regardless of market conditions or the investment merits of the securities in seeking to replicate an index’s composition or performance could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund’s website at allspringglobal.com.

The performance for the Fund does not reflect fees charged by VLI Policies or VA Contracts. If it did, returns would be lower.

Calendar Year Total Returns for Class 2 shares as of 12/31 each year
.	Highest Quarter: June 30, 2020	+12.65%
	Lowest Quarter: June 30, 2022	-11.57%
	Year-to-date total return as of March 31, 2024 is +5.91%

Average Annual Total Returns for the periods ended 12/31/2023
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class 2	4/15/1994	16.70%	9.49%	8.24%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.53%	1.10%	1.81%
Index Asset Allocation Blended Index (reflects no deduction for fees, expenses, or taxes)[1]		17.04%	9.81%	8.89%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		26.29%	15.69%	12.03%
Bloomberg U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)		4.05%	0.53%	1.27%
1.	Source: Allspring Funds Management, LLC. The Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Allspring Funds Management, LLC	Allspring Global Investments, LLC

Petros N. Bocray, CFA, FRM, Portfolio Manager / 2016
Manjunath Boraiah, Portfolio Manager / 2022
John R. Campbell, CFA, Portfolio Manager / 2022
Travis L. Keshemberg, CFA, CIPM, FRM, Portfolio Manager / 2022
David Kowalske, Jr., Portfolio Manager / 2024
David Neal, CFA, Portfolio Manager / 2022
Nick Toporkov, Ph.D., CFA, Portfolio Manager / 2022
Robert M. Wicentowski, CFA, Portfolio Manager / 2022
Limin Xiao, Ph.D., CFA, Portfolio Manager / 2022

Purchase and Sale of Fund Shares

Shares of Allspring Variable Trust (“AVT”) are not offered directly to the general public. The Trust currently offers its Fund shares to separate accounts of various life insurance companies as funding vehicles for certain VA Contracts and VLI Policies issued through the separate accounts by such life insurance companies. Many of the separate accounts are registered as investment companies with the SEC. AVT has entered into an agreement with the life insurance company sponsor of each separate account setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Fund. Please refer to your VA Contract or VLI Policy prospectus for more information regarding the purchase and sale of your Fund shares.

Tax Information

For federal income tax purposes, the Fund is treated as a separate entity. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code. By so qualifying, the Fund expects to have little or no liability for federal income taxes by distributing substantially all of its net investment income and net realized capital gains to the separate accounts each year. Please refer to the VA Contract or VLI Policy prospectus for additional information on tax matters.

Payments to Insurance Companies

Fund shares are available only through separate accounts issued by various life insurance companies. The Fund and its related companies may make payments to such insurance companies or their affiliates for distribution and administrative services. These payments may create a conflict of interest by influencing the insurance company to recommend the Fund over another investment. Consult your insurance company for more information about these payments.

Link to Prospectus	Link to SAI

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